DEAR SHAREHOLDERS:

We are pleased to provide this report for Core Plus Fixed Income Fund (the "Fund") covering the six months ended June 30, 2000.

THE MARKET ENVIRONMENT

The growth of the U.S. economy appeared to slow significantly during the second quarter, following six quarters of economic boom. Based on preliminary monthly indicators of retail sales, housing, and employment, the growth in real GDP (gross domestic product) seemed to slow to a rate of around 3%. This change was a sudden and sharp deceleration from the 6% rate for the prior three quarters and the 5% annualized rate of GDP over the prior six quarters.

It is safe to say that the rate of economic growth has slowed, but probably not to the extent suggested by the most recent monthly Government economic reports. The basic underlying fundamentals appear to support continued steady, albeit less robust, growth for the remainder of the year.

The rate of inflation continued to drift moderately higher during the quarter, and inflationary pressures are still evident. The Consumer Price Index (CPI) has risen at a 3.1% rate over the past year, while the "core" CPI, which excludes volatile food and energy components, has risen at a 2.3% annual rate. Labor costs also remain in a steady accelerating trend, with recent total compensation (wages and benefits) rising at close to a 5% annual rate. Energy prices surged during the spring, with crude oil reaching $33 a barrel, while natural gas prices rose to an all-time high.

Primarily in response to the tight labor market and concern over future wage inflation, the Fed raised short-term interest rates during May to 6.50%, but left rates unchanged at its June FOMC (Federal Open Market Committee) meeting. The cumulative increase in the Fed's target interest rate during the past 12 months has been 1.75%.

                                                                               _
                                                                               1

STRATEGY

We increased our corporate bond allocation during the quarter and currently carry a significant overweight in investment-grade corporate bonds. We continue to overweight Yankee bonds (e.g., Japanese and European banks) as well as aerospace, defense and cable/media securities.

A major strategy was the purchase of high-quality, long-duration corporates. Because of the yield curve inversion, market participants were unclear on what benchmark to use to price long-maturity corporate bonds. This confusion caused long corporate bonds to underperform shorter maturity corporate bonds by a wide margin. We seized upon this buying opportunity to add high-quality, long corporates at an attractive price level. As these trades started to meet our profit targets, we rotated back into intermediate-duration securities. This strategy proved positive, as performance for long corporates led the Index during the latter part of the quarter.

PERFORMANCE

For the second quarter and year-to-date, the Fund's Institutional Class returned 1.30% and 3.02%, respectively. The Lehman Brothers Aggregate Bond Index returned 1.74% and 3.99%, respectively for the quarter and year-to-date. The Fund's Premier and Retail Classes (which commenced operations 01/21/00) returned 1.10% and 1.20%, respectively, for the second quarter and both have returned 3.12% since inception.

OUTLOOK

We are positive on corporate bonds given current valuation levels. We believe that corporate bonds offer value on an absolute basis and as an alternative to competing spread product. We continue to be cautious regarding `event risk' and credit deterioration. We like high quality securities of large market capitalization, solid businesses such as telecommunication and drug companies. We also like sovereigns. In addition, as long-maturity Treasury securities become scarcer we believe that investors will be forced to find long duration elsewhere, which would include high-quality corporate issuers. As the Treasury buy-back and

_
2


yield curve inversion create opportunities regarding the credit curves of certain corporate bond issuers, we expect to take positions in the most attractive part of the issuer curve.

We like Mortgage-backed Securities (MBS) versus U.S. Treasuries, but we do not yet see the catalyst for substantial tightening of spreads. As a result, we are maintaining our current MBS weight. We believe MBS offers very high quality and excellent liquidity, with yield spreads wider than average. We would alter our sector outlook if we perceived that the economy was stronger than consensus and that the Fed would resume its tightening path. We believe that housing, while it will continue to remain strong, has peaked and thus so have prepayments on discount pass-throughs.

While it seems clear that the U.S. economy is no longer in an economic boom and the rate of economic growth has peaked for the cycle, we nonetheless believe that the most recent Government data exaggerates the magnitude of the slowdown. It is most likely that the second quarter witnessed a temporary pause, to be followed by a moderate re-acceleration in economic growth during the second half of the year.

We expect the domestic economy to expand at a 4% annual rate during the remainder of the year, a growth rate above current market and consensus expectations. The implications of this forecast are very significant. In the context of a fully employed economy, a 4% rate of growth is simply too rapid to alleviate inflationary pressures. Federal Reserve Chairman Alan Greenspan has cautioned that we could be close to the end of this tightening cycle. As the year 2001 unfolds, we expect the domestic economy to exhibit a pattern of progressive weakness with increasing recession risk.

The primary influence on the markets will be the need for continued monetary restraint by the Fed in order to counter the emerging inflation risk, which inevitably exerts downward pressure on the price of all financial assets. The big unknown is the intensity of these opposing forces,


                                                                               _
                                                                               3
specifically the duration and severity of the monetary tightening necessary to effectively reduce economic growth to a non-inflationary rate.

On a short-term basis, we continue to believe that fixed income markets are better positioned than equity markets to withstand the economic and financial pressures that lie ahead.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CORE PLUS FIXED INCOME FUND



-
4


CORE PLUS FIXED INCOME FUND

INVESTMENTS IN SECURITIES
JUNE 30, 2000 (UNAUDITED)

                                                      MARKET
                                          PRINCIPAL    VALUE
                                             (000)     (000)
-------------------------------------------------------------
LONG-TERM BONDS AND NOTES - 95.5%
CONSUMER AND RETAIL - 1.4%
Rite-Aid Corp., 7.7%, 2027                  $  570     $ 251
Wal-Mart Stores, Inc., 6.875%, 2009            900       879
                                                    ---------
                                                       1,130
                                                    ---------

ENTERTAINMENT & COMMUNICATIONS - 7.3%
ITT Corp., 7.4%, 2025                          395       337
Lensfest Communications, Inc.,
    8.25%, 2008                              1,150     1,134
Nextel Communications, Inc.,
     Step Coupon (0% to 9/15/02), 2007         360       283
NTL Communications Corp.,
     Step Coupon (0% to 10/1/03), 2008         230       151
Orange PLC, 9.0%, 2009                         900       909
Time Warner, Inc., 8.18%, 2028               1,000     1,020
US West Communications, Inc.,
    7.2%, 2004                                 640       629
Vodafone Airtouch PLC, 7.875%, 2030
    (144A security acquired Feb. 2000 for
    $835)*                                     840       819
Winstar Communications, Inc., 0%, 2010
    (144A security acquired  April & June
    2000 for $431)*                            905       416
                                                    ---------
                                                       5,698
                                                    ---------

FINANCIAL - 16.6%
Abbey National PLC,
     Floating Rate 8.963%, 2049              1,465     1,455
AT&T Capital Corp., 7.11%, 2001                150       150
Bank One Corp.
     7.75%, 2025                               475       443
     6%, 2009                                  300       261
Bank Tokyo Mitsubishi Ltd., 8.4%, 2010         400       404


The Notes to Financial Statements are an integral part of these statements.


                                                                               _
                                                                               5

                                                        MARKET
                                            PRINCIPAL    VALUE
                                               (000)     (000)
---------------------------------------------------------------
Banco Santander Central Hispanic Issuances
     Ltd.,  7.625%, 2009                      $  580     $ 576
Deutsche Telecom International Finance,
     8.25%, 2030                                 780       792
FertiNitro Finance, Inc., 8.29%, 2020 (144A
    security acquired Feb. 2000 for
    $270)*                                       400       248
Finova Capital Corp., 7.625%, 2009               195       163
Ford Motor Credit Co.,
     5.8%, 2009                                  355       309
     7.875%, 2010                              2,165     2,165
Household Finance Corp., 6%, 2004                150       141
Korea Development Bank, 7.625%, 2002
   (144A security acquired Jan. 2000 for
   $867)*                                        875       867
Merrill Lynch and Co., 6%, 2009                  440       392
National Westminister Bank PLC,
   7.375%, 2009                                  305       296
Prudential Ins. Co. of Amer., 6.875%, 2003     1,450     1,431
Sanwa Finance Aruba AEC,
    8.35%, 2009                                  410       408
Shinhan Bank,  7.25%, 2002                     1,195     1,149
Sumitomo Bank Int'l. NV, 8.5%, 2009              405       408
Transamerica Financial Corp., 6.8%, 2001          90        89
Wells Fargo & Co., 7.2%, 2003                    855       851
                                                      ---------
                                                        12,998
                                                      ---------

FOREIGN GOVERNMENT - 4.2%
Brazil (Republic of), Floating Rate
  7.375%, 2024                                   360       284
Poland (Government of), Step Coupon (4% to
    10/27/00), 2024                            1,200       774
Quebec (Province of), 7.5%, 2023               1,080     1,065
Russia (When Issued), 2.25%, 2030                430       162


The Notes to Financial Statements are an integral part of these statements.


_
6

                                                        MARKET
                                            PRINCIPAL    VALUE
                                               (000)     (000)
---------------------------------------------------------------
United Mexican States, 9.875%, 2010           $  810    $  846
Venezuela (Republic of), Floating Rate,
  7.875%, 2007                                   179       145
                                                      ---------
                                                         3,276
                                                      ---------

INDUSTRIAL -6.4%
Lockheed Martin Corp., 8.5%, 2029                345       348
Loral Corp., 9.125%, 2022                        825       890
Merck & Co., Inc., 6.3%, 2026                    580       507
Raytheon Co., 8.2%, 2006 (144A security
    acquired Mar. 2000 for $771)*                770       781
Reliance Industries Ltd., 10.5%, 2046 (144A
    security acquired Feb. 2000 for $497)*       500       449
Sun Micro Systems, Inc., 7.5%, 2006            1,200     1,197
TFM S.A., Step Coupon (0% to 6/15/02), 2009    1,215       832
                                                      ---------
                                                         5,004
                                                      ---------

OIL & GAS - 1.1%
Conoco, Inc., 6.95%, 2029                        995       904
                                                      ---------

SERVICES - 0.4%
Laidlaw, Inc., 7.875%, 2005
    7.65%, 2006+                               1,025       297
                                                      ---------

STRUCTURED SECURITIES - 9.1%
Citibank Credit Card Master Trust, Ser. 1999
     6.1%, 2008                                1,375     1,301
Commercial Mortgage Asset Trust,
     6.64%, 2010                                 540       509
First Union Lehman Bros. Ser. 1998,
     Interest Only, 2028                       3,639       116
General Electric Capital Corp, MTN
     7.5%, 2005                                1,250     1,263
     7.375%, 2010                              1,125     1,139


The Notes to Financial Statements are an integral part of these statements.


                                                                               _
                                                                               7

CORE PLUS FIXED INCOME FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2000 (UNAUDITED)

                                                      MARKET
                                          PRINCIPAL    VALUE
                                             (000)     (000)
-------------------------------------------------------------
IMC Home Equity Loan Trust, Ser. 1998,
     Floating Rate 6.72%, 2029              $  720    $  664
MBNA Master Credit Card Trust II, Ser. 1999
    6.4%, 2005                                 375       370
Nationslink Funding Corp., Ser. 1999
    7.03%, 2008                                561       553
Standard Credit Card Master Trust, Ser. 1994
     7.25%, 2008                               975       970
TMS Home Equity Loan Trust, 8.05%, 2024        290       292
                                                    ---------
                                                       7,177
                                                    ---------

TRANSPORTATION - 0.6%
Burlington Northern Santa Fe,
     6.125%, 2009                              200       178
     8.125%, 2020                              280       281
                                                    ---------
                                                         459
                                                    ---------

UTILITIES - 2.1%
Allied Waste North America Inc.,
    10.0%, 2009                                260       217
Cleveland Electric Illuminating Co.,
     7.67%, 2004                                50        49
Empressa Nacional De Electric,
    8.125%, 2097                               360       278
Korea Electric Power Corp., 6.375%, 2003       250       237
Niagara Mohawk Power Corp.,
     7.375%, 2003                               85        84
Toledo Edison Co., 7.875%, 2004                840       821
                                                    ---------
                                                       1,686
                                                    ---------

U.S. GOVERNMENT & AGENCIES - 46.3%
Federal Home Loan Mortgage Corp.,
   5%, 2004                                    3,245     3,040
   6.625%, 2009                                  250       241
   6.5%, 2026                                  1,670     1,545
   7.5%, 2030                                  1,650     1,625


The Notes to Financial Statements are an integral part of these statements.

_
8


                                                        MARKET
                                            PRINCIPAL    VALUE
                                               (000)     (000)
---------------------------------------------------------------
Federal National Mortgage Association
    6.5%, 2028                               $ 5,249   $ 4,954
    6%, 2029                                     845       774
    7%, 2029                                   2,842     2,744
    7.5%, 2030                                 2,174     2,143
    8.5%, 2030                                 4,688     4,774
Government National Mortgage Association
    7.5%, 2022                                   128       128
    7.5%, 2029                                   637       633
    7.5%, 2030                                 1,567     1,549
    8.5%, 2030                                 1,900     1,945
United States Treasury Bonds, 8.75%, 2017      1,405     1,770
United States Treasury Notes,
   6.25%, 2002                                 2,075     2,069
   7.875%, 2004                                2,270     2,404
   7%, 2006                                    1,750     1,813
   6.625%, 2007                                2,007     2,134
                                                      ---------
                                                        36,285
                                                      ---------
TOTAL LONG-TERM BONDS
   (Cost - $74,869)                                     74,914
                                                      ---------
SHORT-TERM OBLIGATIONS - 2.5%
COMMERCIAL PAPER - 2.4%
Household Finance Corp., 6.88%, 7/3/00         1,875     1,875
                                                      ---------


The Notes to Financial Statements are an integral part of these statements.


                                                                               _
                                                                               9

CORE PLUS FIXED INCOME FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2000 (UNAUDITED)

                                                      MARKET
                                          PRINCIPAL    VALUE
                                             (000)     (000)
-------------------------------------------------------------
U.S. GOVERNMENT  - 0.1%
U.S.Treasury Bill, 6.06%, 1/2/01**           $  96   $    96
                                                    ---------
TOTAL SHORT-TERM OBLIGATIONS
    (Cost - $1,971)                                    1,971
                                                    ---------

TOTAL INVESTMENTS IN SECURITIES - 98.0%
    (Total Cost - $76,840)                            76,885
Cash and Other Assets, Less Liabilities - 2.0%         1,562
                                                    ---------
NET ASSETS - 100%                                    $78,447
                                                    =========


*     Indicates restricted security; the aggregate value of
      restricted securities is $3,581,159 (aggregate cost - $3,670,788) which is approximately 4.6% of net assets. Valuations have been furnished by brokers trading in the securities or by a pricing service for all restricted securities.
** Pledged as collateral for Financial Futures Contracts. At June 30, 2000 the Fund was long 20 30-year Treasury Bond futures contracts, short 50 10-year Treasury Notes futures contracts and long 10 5-year Treasury Notes futures contracts expiring in September 2000. Net unrealized gain amounted to $36,437. Underlying face values of the long and short positions were $2,937,031 and $(4,924,218), respectively, and underlying market values were $2,946,693 and $(4,951,093), respectively.
+     Defaulted Security.




   ---------------------------------------------------------------
    PORTFOLIO COMPOSITION (UNAUDITED)
    June 30, 2000
                                              MARKET     % OF
    QUALITY RATINGS* OF                       VALUE     MARKET
    BONDS                                     (000)     VALUE
    ------------------------------------------------------------
    Aaa/AAA                                   $43,460     58.0%
    Aa/AA                                       5,174      6.9%
    A/A                                         9,664     12.9%
    Baa/BBB                                    11,110     14.8%
    Ba/BB                                       2,468      3.3%
    B/B                                         2,579      3.5%
    C/C                                           297      0.4%
    Non - Rated                                   162      0.2%
                                             -------------------
                                              $ 74,914    100.0%
                                             ========= =========
   ---------------------------------------------------------------
    *The higher of Moody's or Standard & Poor's Ratings.


The Notes to Financial Statements are an integral part of these statements.

__
10


CORE PLUS FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)


                                                                  (IN THOUSANDS)
--------------------------------------------------------------------------------
ASSETS:
Investments in securities at value (Cost - $76,840)                     $   76,885
Cash                                                                            11
Receivable for investments sold                                              6,727
Interest receivable                                                          1,048
Other                                                                           60
                                                                   ----------------
Total assets                                                                84,731
                                                                   ----------------

LIABILITIES:
Payable for investments purchased                                            6,202
Variation margin payable on futures contracts                                   17
Accrued advisory fees payable                                                   37
Administrative services payable                                                 12
Custodian fees payable                                                           8
Accrued audit and legal fees payable                                             6
Other accrued expenses                                                           2
                                                                   ----------------
Total liabilities                                                            6,284
                                                                   ----------------
NET ASSETS                                                              $   78,447
                                                                   ================
SHARES OUTSTANDING
Institutional Class ($10.20 net asset value per share)                       7,674
                                                                   ================
Premier Class ($10.21 net asset value per share)                                10
                                                                   ================
Retail Class ($10.21 net asset value per share)                                 10
                                                                   ================

COMPONENTS OF NET ASSETS:
Paid in capital                                                         $   77,003
Undistributed net investment income                                          1,508
Accumulated net realized loss on investments, futures and
  currencies                                                                  (145)
Unrealized appreciation of investments, futures and
  currencies                                                                    81
                                                                   ----------------
NET ASSETS                                                              $   78,447
                                                                   ================

The Notes to Financial Statements are an integral part of these statements.

                                                                              __
                                                                              11

CORE PLUS FIXED INCOME FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)

                                                                  (IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest                                                      $    2,419
EXPENSES:
     Investment advisory fees                                             196
     Registration fees                                                     26
     Custodian fees and expenses                                           18
     Administrative services                                               17
     Auditing and legal fees                                                8
     Trustees' fees                                                         1
     Other                                                                  1
                                                            ------------------
Total expenses                                                            267
        Less expenses waived by adviser or distributor                   (120)
                                                            ------------------
     Net expenses                                                         147
                                                            ------------------
NET INVESTMENT INCOME                                                   2,272
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss from securities transactions                      (129)
     Net realized loss from futures contracts                             (16)
     Unrealized appreciation of investments                                45
     Unrealized appreciation of futures and currencies                     36
                                                            ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    (64)
                                                            ------------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                               $    2,208
                                                            ==================


The Notes to Financial Statements are an integral part of these statements.

__
12



CORE PLUS FIXED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                               (IN THOUSANDS)
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                          $    2,272
Net realized loss from securities transactions                       (129)
Net realized loss from futures contracts                              (16)
Unrealized appreciation of investments                                 45
Unrealized appreciation of futures and currencies                      36
                                                           ---------------
Net increase in net assets from operations                          2,208
                                                           ---------------
DISTRIBUTIONS FROM NET INVESTMENT INCOME:
     Institutional Class                                             (762)
     Premier Class                                                     (1)
     Retail Class                                                      (1)
                                                           ---------------
Total distributions to shareholders                                  (764)
                                                           ---------------
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Net proceeds from sales of shares                                  76,036
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                   762
                                                           ---------------
                                                                   76,798
Cost of shares redeemed                                                 -
                                                           ---------------
                                                                   76,798
                                                           ---------------
Premier Class
Net proceeds from sales of shares                                     100
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                     1
                                                           ---------------
                                                                      101
Cost of shares redeemed                                                 -
                                                           ---------------
                                                                      101
                                                           ---------------
Retail Class
Net proceeds from sales of shares                                     103
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                     1
                                                           ---------------
                                                                      104
Cost of shares redeemed                                                 -
                                                           ---------------
                                                                      104
                                                           ---------------
Net increase from Fund share transactions                          77,003
                                                           ---------------
NET INCREASE IN NET ASSETS                                         78,447
NET ASSETS:
Beginning of period                                                     -
                                                           ---------------
End of period (including undistributed net investment
     income of $1,508)                                        $    78,447
                                                           ===============



The Notes to Financial Statements are an integral part of these statements.

                                                                              __
                                                                              13

CORE PLUS FIXED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)



                                                                  (IN THOUSANDS)
--------------------------------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK
INSTITUTIONAL CLASS
Shares sold                                                             7,598
Shares issued in reinvestment of dividends and
  distributions                                                            76
                                                            ------------------
                                                                        7,674
Shares redeemed                                                             -
                                                            ------------------
Net increase in shares outstanding                                      7,674
                                                            ==================
PREMIER CLASS
Shares sold                                                                10
Shares issued in reinvestment of dividends and
  distributions                                                             -
                                                            ------------------
                                                                           10
Shares redeemed                                                             -
                                                            ------------------
Net increase in shares outstanding                                         10
                                                            ==================
RETAIL CLASS
Shares sold                                                                10
Shares issued in reinvestment of dividends and
  distributions                                                             -
                                                            ------------------
                                                                           10
Shares redeemed                                                             -
                                                            ------------------
Net increase in shares outstanding                                         10
                                                            ==================


The Notes to Financial Statements are an integral part of these statements.

__
14



CORE PLUS FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES. Core Plus Fixed Income Fund is a separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Core Plus Fixed Income Fund seeks a high level of total return by investing principally in fixed income securities. The Trust offers three classes of shares: Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including any applicable sub-accounting or 12b-1 distribution fee). Shares of each class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares. Institutional Class Shares have a separate transfer agent charge and no distribution fee or sub-accounting fee. The Premier Class Shares have a sub-accounting fee. The Retail Class Shares have a 12b-1 fee and a sub-accounting fee.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information,


                                                                              __
                                                                              15

CORE PLUS FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) CONTINUED


transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Prices are taken from the primary market in which the security trades. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-date, and interest income is recorded on the accrual basis. The Fund does not amortize or accrete premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - For federal income tax purposes, each fund in the Trust is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted


__
16




accounting principles. To the extent that such differences are permanent, a re-classification to paid in capital may be required.

E. CURRENCY TRANSLATION AND FORWARD CURRENCY CONTRACTS - Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates as follows: assets and liabilities at the rate of exchange at the end of the period, purchases and sales of securities and expenses at the rate of exchange prevailing on the dates of such transactions. The Fund from time to time may enter into foreign currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund enters into these transactions either on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency exchange contracts to purchase or sell foreign currencies. Realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses arising from the sale of holdings of foreign currencies, foreign currency exchange rate fluctuations between trade dates and settlement dates on securities transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

F. FUTURES CONTRACTS - The Fund may purchase financial futures contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is


                                                                              __
                                                                              17

CORE PLUS FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) CONTINUED


closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.60% applied to the average daily net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.45% annually of average daily net assets for the Institutional Class, 0.85% annually of average daily net assets for the Premier Class, and 0.95% annually for the Retail Class, until April 30, 2001 and thereafter to the extent described in the Fund's then current prospectus. TimesSquare retains the ability to be repaid by the Fund if the Fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses Fund operating expenses.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2000, the Fund paid or accrued $16,863.

With respect to the Premier and Retail Classes of shares, the Fund has adopted a 12b-1 plan which requires the payment of 0.15% and 0.25% annually, respectively, ($68


__
18


and $116, respectively, through 6/30/00) to CIGNA Financial Services, Inc. ("CFS"), the Fund's distributor. The fees received from the 12b-1 plan are used for services provided to the Retail Class and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a sub-accounting fee payable to CFS equal to 0.25% annually ($114 and $116, respectively, through 6/30/00). The sub-accounting and 12b-1 fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average net assets, to the amounts described above until April 30, 2001 and thereafter to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, for the six months ended June 30, 2000 were $192,051,158 and $117,053,123, respectively.

At June 30, 2000, the cost of securities for federal income tax purposes was $74,968,448. The Fund had net unrealized depreciation of investments of $53,985, consisting of gross unrealized appreciation of $489,491 and gross unrealized depreciation of $543,476 for federal income tax purposes.


                                                                              __
                                                                              19

CORE PLUS FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) CONTINUED


5. CAPITAL STOCK. The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. At June 30, 2000, Life Insurance Company of North America, an indirect wholly-owned subsidiary of CIGNA Corporation, owned 98% and 95%, respectively, of the Premier and Retail Classes of the Fund.





__
20




CORE PLUS FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
CONTINUED

6. FINANCIAL HIGHLIGHTS. The following per share data is computed on the basis of a share outstanding throughout the period:


                                                              SIX MONTHS          FOR THE PERIOD
                                                                ENDED              1/21/00(4) TO
                                                              06/30/2000(4)            6/30/00

                                                               INSTITUTIONAL   PREMIER           RETAIL
(UNAUDITED)                                                      CLASS           CLASS            CLASS
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.00         $ 10.00          $ 10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                             0.35            0.33             0.33
  Net realized and unrealized gain (loss) on securities                -            0.03             0.03
                                                                  -------         -------          -------
TOTAL FROM INVESTMENT OPERATIONS                                    0.35            0.36             0.36
                                                                  -------         -------          -------
LESS DISTRIBUTIONS:
  Dividends from net investment income                             (0.15)          (0.15)           (0.15)
  Distributions from capital gains                                    -               -                -
                                                                  --------       ---------        --------
TOTAL DISTRIBUTIONS                                                (0.15)          (0.15)           (0.15)
                                                                  --------       ---------        --------
NET ASSET VALUE, END OF PERIOD                                   $ 10.20         $ 10.21          $ 10.21
                                                                 ========        ========         ========
TOTAL RETURN (1)                                                   3.02% (2)        3.12% (2)        3.12% (2)
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         0.45% (3)        0.85% (3)        0.95% (3)
  Net investment income                                            6.83% (3)        5.97% (3)        5.87% (3)
  Fees and expenses waived or borne by the Adviser or
  Distributor                                                      0.34% (3)        0.34% (3)        0.34% (3)
  Portfolio turnover                                                184% (2)         184% (2)         184% (2)
  Net assets, end of period (000 omitted)                      $ 78,238          $   103          $   106

(1) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(2) Not annualized.
(3) Annualized.
(4) The Premier and Retail Classes commenced operations 1/21/00. The Institutional Class commenced operations 12/31/99.


                                                                              __
                                                                              21

CORE PLUS FIXED INCOME FUND


Core Plus Fixed Income Fund is an open-end, diversified management investment company that invests primarily in fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152. The Fund is distributed by CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, CT 06115-0476 (telephone:
1.888.CIGNA.FS or 1.888.244.6237).

TRUSTEES

Hugh R. Beath
ADVISORY DIRECTOR, ADMEDIA CORPORATE ADVISORS, INC.

Richard H. Forde
SENIOR MANAGING DIRECTOR, TIMESSQUARE CAPITAL MANAGEMENT, INC.

Russell H. Jones
VICE PRESIDENT AND TREASURER, KAMAN CORPORATION

Thomas C. Jones
PRESIDENT, CIGNA RETIREMENT AND INVESTMENT SERVICES &
CHAIRMAN OF THE BOARD, TIMESSQUARE CAPITAL MANAGEMENT, INC.

Paul J. McDonald
SPECIAL ADVISOR TO THE BOARD OF DIRECTORS,
FRIENDLY ICE CREAM CORPORATION

OFFICERS

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT

Alfred A. Bingham III
VICE PRESIDENT AND TREASURER

Jeffrey S. Winer
VICE PRESIDENT AND SECRETARY


[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
CIGNA FINANCIAL SERVICES, INC.

P.O. Box 150476 . Hartford, CT 06115-0476
www.cigna.com . Member NASD/SIPC

                                            545720



________________________________________________________________________________


                               CIGNA FUNDS GROUP

________________________________________________________________________________

                     [A BUILDING GRAPHIC APPEARS IN THE BACKGROUND OF THIS PAGE]

                                                               CHARTER FUNDS/SM/


                                                                         CHARTER

                                                                            PLUS

                                                                           FIXED

                                                                          INCOME

                                                                            FUND






                                                               Semiannual Report
                                                                   June 30, 2000




[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
CIGNA Financial Services, Inc.